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                                                                    EXHIBIT 32.1

                                Littelfuse, Inc.

    Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
                             18 U.S.C. Section 1350

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of title 18, United States Code), each of the undersigned officers of Littelfuse, Inc. (the Company), does hereby certify that to his knowledge:

     The Quarterly Report on Form 10-Q for the period ended October 1, 2005 of the Company fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


  /s/ GORDON HUNTER                    /s/ PHILIP G. FRANKLIN
  --------------------------------      --------------------------------------
  Chairman, President and               Vice President, Operations Support and
  Chief Executive Officer               Chief Financial Officer